Prospectus supplement dated June 9, 2021
to the following prospectus(es):
Key Future, NEA Valuebuilder Future, America's Future Horizon Annuity, and BB&T Future Annuity prospectuses dated May 1, 2021
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The prospectus offers the following underlying mutual fund as an investment option under the contract.
Effective on or about July 1, 2021, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Ivy Variable Insurance Portfolios – High Income: Class II	Ivy Variable Insurance Portfolios – Delaware Ivy High Income: Class II
PROS-0483
1